EXHIBIT 32.1

                                CERTIFICATION PURSUANT TO 18 U. S. C., SECTION 1350
                            AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report on Form 10Q,  filed  pursuant to Section 13 or 15(d) of the  Securities
Exchange Act of 1934, as amended,  of Security  Capital  Corporation (the "Company") for the period ended March 31,
2005, as filed with the  Securities  Exchange  Commission  on the date hereof (the  "Report"),  I, Frank West,  the
Chief  Executive  Officer of the Company,  certify,  pursuant to 18 U. S. C. Section 1350,  as adopted  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      the Report fully complies with the  requirements  of Section 13 (a) or 15 (d) of the  Securities  Exchange
         Act of 1934, as amended; and

(2)      the  information  contained  in the Report  fairly  presents,  in all  material  respects,  the  financial condition and results of operations of the Company.

                                                                       BY     /s/ Frank West
                                                                          -----------------------------------
                                                                       Name:  Frank West
                                                                       Title: Chief Executive Officer
                                                                       Date:  May 13, 2005

A  signed  original  of this  written  statement  required  by  Section  906,  or  other  document  authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Security Capital Corporation and will be retained by Security Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.2

                                    CERTIFICATION PURSUANT TO 18 U. S. C., SECTION 1350
                           AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In  connection  with the  Quarterly  Report on Form 10Q,  filed  pursuant to Section 13 or 15(d) of the  Securities
Exchange Act of 1934, as amended,  of Security  Capital  Corporation (the "Company") for the period ended March 31,
2005,  as filed with the  Securities  Exchange  Commission  on the date hereof  (the  "Report"),  I,  Connie  Woods
Hawkins,  the Chief  Financial  Officer of the Company,  certify,  pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      the Report fully complies with the  requirements  of Section 13 (a) or 15 (d) of the  Securities  Exchange
         Act of 1934, as amended; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                              BY       /s/ Connie Woods Hawkins
                                                                 -------------------------------------
                                                              Name:   Connie Woods Hawkins
                                                              Title:  Chief Financial Officer
                                                              Date:   May 13, 2005

A  signed  original  of this  written  statement  required  by  Section  906,  or  other  document  authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Security Capital Corporation and will be retained by Security Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.